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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 19, 2004



                              DELTA AIR LINES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



              Delaware                            001-05424                           58-0218548
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
    (State or other jurisdiction                 (Commission                        (IRS Employer
         of incorporation)                       File Number)                    Identification No.)



                   P.O. Box 20706, Atlanta, Georgia 30320-6001
                   -------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 715-2600

                  Registrant's Web site address: www.delta.com



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 19, 2004, Delta Air Lines, Inc. issued a press release announcing its new leadership team effective June 1, 2004. The press release is attached hereto as
Exhibit 99.1.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)   EXHIBITS

         Exhibit 99.1 Press Release dated May 19, 2004, titled "Delta Air Lines Announces New Leadership Team."





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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    DELTA AIR LINES, INC.


Date: May 19, 2004                  BY:  /s/ Leslie P. Klemperer
                                         ---------------------------------------
                                         Leslie P. Klemperer
                                         Vice President - Deputy General Counsel
                                         and Secretary






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                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    ------------
    99.1          Press Release dated May 19, 2004, titled "Delta Air Lines
                  Announces New Leadership Team."